UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005

CORGENTECH INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50573	77-0503399
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650 Gateway Boulevard South San Francisco, California 94080
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (650) 624-9600

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 15, 2005, our Board of Directors approved an amendment of our 2003 Non-Employee Directors' Stock Option Plan, or the Directors' Plan, subject to stockholder approval, to increase the number of shares to be granted pursuant to the one-time automatic initial grant to a member of the Board of Directors who is appointed for the first time to be a non-employee director from 40,000 to 50,000 shares. On June 7, 2005, our stockholders approved such amendment of our Directors' Plan.

Item 9.01 Financial Statements and Exhibits

(c)          Exhibits

Exhibit Number	Description
10.42	2003 Non-Employee Directors' Stock Option Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 8, 2005	Corgentech Inc. By: /s/ Patrick A. Broderick Patrick A. Broderick Vice President and General Counsel

EXHIBIT INDEX
Exhibit Number	Description
10.42	2003 Non-Employee Directors' Stock Option Plan, as amended.